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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                     NOVEMBER 16, 2000 (NOVEMBER 10, 2000)



                       CENTEX CONSTRUCTION PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)


         DELAWARE                             1-12984                          75-2520779
(State of other jurisdiction          (Commission File Number)                 (IRS Employer
      of incorporation)                                                     Identification No.)




          2728 N. HARWOOD, DALLAS, TEXAS                                          75201
     (Address of principal executive offices)                                   (Zip code)


        Registrant's telephone number including area code: (214) 981-5000


              3710 RAWLINS, SUITE 1600, LB 78, DALLAS, TEXAS 75219 (Former name or former address if changed from last report)


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                  The undersigned Registrant hereby amends the following items, financial statements, exhibits and other portions of its Current Report on Form 8-K, which was originally filed with the Securities and Exchange Commission on November 16, 2000, relating to the acquisition by a subsidiary of Centex Construction Products, Inc., a Delaware corporation ("CXP"), from Republic Group LLC, a Delaware limited liability company (formerly Republic Group Incorporated, a Delaware corporation, prior to the conversion of such corporation into a Delaware limited liability company on November 9, 2000) (the "Seller"), of the outstanding equity interests in certain limited liability companies that were subsidiaries of the Seller.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Business Acquired

                  CXP is filing as Exhibit 99.2 to this Current Report the financial statements for the acquired business required to be filed pursuant to
Item 7 of Form 8-K, which consist of the following:

                  Consolidated Statements of Income of Republic Group Incorporated for the years ended June 30, 2000, 1999 and 1998

                  Consolidated Balance Sheets of Republic Group Incorporated as of June 30, 2000 and 1999

                  Consolidated Statements of Cash Flows of Republic Group Incorporated for the years ended June 30, 2000, 1999 and 1998

                  Consolidated Statements of Stockholders' Equity of Republic Group Incorporated for the years ended June 30, 2000, 1999 and 1998

                  Notes to consolidated financial statements

(b)  Pro Forma Financial Information

                  CXP is filing as Exhibit 99.3 to this Current Report the pro forma financial information required to be filed pursuant to Item 7 of Form 8-K, which consists of the following:

                  Unaudited Pro Forma Consolidated Balance Sheet as of September 30, 2000

                  Unaudited Pro Forma Consolidated Statement of Earnings for the year ended March 31, 2000

                  Unaudited Pro Forma Consolidated Statement of Earnings for the six months ended September 30, 2000

                  Notes to unaudited pro forma consolidated financial data


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(c)  Exhibits

Exhibit
Number            Description
------            -----------
2.1               Securities Purchase Agreement, entered into as of November 10,
                  2000, among Republic Group LLC, Centex Construction Products,
                  Inc., and Republic Holding Corporation. Exhibits and schedules to the Securities Purchase Agreement are omitted in accordance with Item 601(d)(2) of Regulation S-K. Upon request from the
                  Securities and Exchange Commission, the registrant will
                  furnish supplementally a copy of any omitted exhibits or
                  schedules.*

23.1 Consent of Arthur Andersen LLP with respect to the financial statements of Republic Group Incorporated filed as Exhibit
                  99.2.

99.1              Press Release dated November 10, 2000.*

99.2 Audited financial statements of Republic Group Incorporated as of June 30, 2000 and 1999 and for the years ended June 30, 2000, 1999 and 1998.

99.3              Unaudited pro forma consolidated balance sheet as of September
                  30, 2000 and unaudited pro forma consolidated statements of earnings for the year ended March 31, 2000 and the six months ended September 30, 2000.

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*  Previously filed.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       CENTEX CONSTRUCTION PRODUCTS, INC.


                                       By:  /s/ Arthur R. Zunker, Jr.
                                           ------------------------------
                                           Name:     Arthur R. Zunker, Jr.
                                           Title:    Senior Vice President -
                                                     Finance and Treasurer


Date: January 22, 2001


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                                  EXHIBIT INDEX


Exhibit
Number            Description
------            -----------
2.1               Securities Purchase Agreement, entered into as of November 10,
                  2000, among Republic Group LLC, Centex Construction Products,
                  Inc., and Republic Holding Corporation. Exhibits and schedules to the Securities Purchase Agreement are omitted in accordance with Item 601(d)(2) of Regulation S-K. Upon request from the
                  Securities and Exchange Commission, the registrant will
                  furnish supplementally a copy of any omitted exhibits or
                  schedules.*

23.1 Consent of Arthur Andersen LLP with respect to the financial statements of Republic Group Incorporated filed as Exhibit
                  99.2.

99.1              Press Release dated November 10, 2000.*

99.2 Audited financial statements of Republic Group Incorporated as of June 30, 2000 and 1999 and for the years ended June 30, 2000, 1999 and 1998.

99.3              Unaudited pro forma consolidated balance sheet as of September
                  30, 2000 and unaudited pro forma consolidated statements of earnings for the year ended March 31, 2000 and the six months ended September 30, 2000.

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*  Previously filed.